Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of June 27, 2007, among PAETEC HOLDING CORP., a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, CIT Lending Services Corporation, as Documentation Agent, and the Administrative Agent are parties to a Credit Agreement, dated as of February 28, 2007 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided.

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Applicable Margin”, “Borrowing”, “Consolidated Cash Interest Expense”, “Cumulative Retained Excess Cash Flow Amount”, “Financial Covenants”, “Fixed Charge Coverage Ratio” and “Fixed Charges” appearing in said Section in their entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

“Additional Replacement Term Loans” shall have the meaning provided in Section 2.01(f).

“Additional Senior Notes” shall mean any Indebtedness of the Borrower, which may be guaranteed by one or more Subsidiary Guarantors, all of the terms and conditions of which (including, without limitation, with respect to amortization, redemption provisions, maturities, covenants, defaults, remedies and guaranties, but excluding interest rate) (taken as a whole) and the documentation therefor are substantially equivalent to those in respect of (or not materially more restrictive than) the Senior Notes, as such Indebtedness may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof; provided, that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) no such Indebtedness shall be secured by any asset of the Borrower or any of its Subsidiaries, (ii) no such Indebtedness shall be guaranteed by any Person other than a Subsidiary Guarantor and (iii) no such Indebtedness shall be subject to any scheduled amortization, mandatory redemption, sinking fund or similar payment or have a final maturity date, in either case prior to the date occurring six months following the latest Maturity Date. The incurrence of Additional Senior Notes shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that the incurrence of such Additional Senior Notes is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 8 and 11.

“Additional Senior Notes Documents” shall mean, on and after the execution and delivery thereof, each note, instrument, agreement, guaranty and other document relating to each incurrence of Additional Senior Notes, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Applicable Margin” shall mean a percentage per annum equal to: (i) in the case of Replacement Term Loans maintained as (A) Base Rate Loans, 1.50%, and (B) Eurodollar Loans, 2.50%; (ii) in the case of Revolving Loans maintained as (A) Base Rate Loans, initially 1.50% and (B) Eurodollar Loans, initially 2.50%; (iii) in the case of Swingline Loans, initially 1.50%; and (iv) in the case of any Type of Incremental Term Loan of a given Tranche that is not a Replacement Term Loan, that percentage per annum set forth in, or calculated in accordance with, Section 2.14 and the relevant Incremental Term Loan Commitment Agreement. From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for any Revolving Loans or Swingline Loans than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margins for such Tranches of Loans (hereinafter, the “Adjustable Applicable Margins”) shall be those set forth below opposite the Total Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentences:

Total Leverage Ratio	Revolving Loan Eurodollar Margin	Revolving Loan and Swingline Loan Base Rate Margin
Equal to or greater than 3.50 to 1.00	2.50%	1.50%

Total Leverage Ratio	Revolving Loan Eurodollar Margin	Revolving Loan and Swingline Loan Base Rate Margin
Equal to or greater than 3.00 to 1.00 but less than 3.50 to 1.00	2.25%	1.25%

Less than 3.00 to 1.00	2.00%	1.00%

The Total Leverage Ratio used in a determination of Adjustable Applicable Margins shall be determined based on the delivery of a certificate of the Borrower (each, a “Quarterly Pricing Certificate”) by an Authorized Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days after the last day of any fiscal quarter of the Borrower (or within 90 days after the last day of the fourth fiscal quarter of the Borrower). The Quarterly Pricing Certificate shall set forth the calculation of the Total Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until such Adjustable Applicable Margins are changed or cease to apply in accordance with the following sentences). The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next Quarterly Pricing Certificate is delivered to the Administrative Agent or (y) the date which is 45 days (or 90 days in the case of the fourth fiscal quarter of the Borrower) following the last day of the fiscal quarter of the Borrower for which the Adjustable Applicable Margins were most recently determined pursuant to this definition (such earlier date, the “End Date”), at which time, if no Quarterly Pricing Certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins (and thus commencing a new Start Date), the Adjustable Applicable Margins shall be those set forth in the first sentence of this definition (such Adjustable Applicable Margins as so determined, the “Highest Adjustable Applicable Margins”). Notwithstanding anything to the contrary contained above in this definition, the Adjustable Applicable Margins for Revolving Loans and Swingline Loans shall be the Highest Adjustable Applicable Margins (x) at all times during which a Default or an Event of Default shall occur and be continuing and (y) at all times prior to the date of delivery of the financial statements of the Borrower pursuant to Section 9.01(a) for the fiscal quarter of the Borrower ending June 30, 2007.

“Borrowing” shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that (x) Base Rate Loans incurred pursuant to Section 2.10(b) shall be considered part of the related Borrowing of Eurodollar Loans, (y) any Incremental Term Loans incurred pursuant to Section 2.01(b) that are being added to a then existing Tranche of Term Loans shall be considered part of the related Borrowing of the then outstanding Tranche of Term Loans to which such Incremental Term Loans are added pursuant to, and in accordance with the requirements of, Section 2.14(c) and (z) the term “Borrowing” shall include the consolidated “borrowing” of Replacement Term Loans pursuant to the simultaneous conversion of Initial Term Loans by way of the Replacement Term Loan Conversion and the incurrence of Additional Replacement Term Loans on the First Amendment Effective Date on the terms provided in Section 2.01(f).

“Consenting Initial Term Loan Lender” shall mean each Lender with outstanding Initial Term Loans that has executed and delivered a counterpart of the First Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York time) on the later to occur of June 27, 2007 or the First Amendment Effective Date.

“Converted Replacement Term Loans” shall have the meaning provided in Section 2.01(f).

“Existing Initial Term Loan Borrowing” shall have the meaning provided in Section 2.01(f).

“Financial Covenant” shall mean the financial covenant contained in Section 10.08.

“First Amendment” shall mean the First Amendment to this Agreement, dated as of June 27, 2007.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Headquarters” shall mean (i) the Real Property located in Fairport, New York on which the Borrower’s corporate headquarters is located as of the First Amendment Effective Date, and (ii) the assets (including equipment, fixtures and other personal property or Real Property) related thereto or located thereon, in each case solely to the extent that such Real Property and related assets are acquired and owned, or leased, by the Headquarters SPV.

“Headquarters Leases” shall mean (i) the lease from time to time in effect between Headquarters SPV, as lessor, and the Borrower and/or its other Subsidiaries, as lessee(s), with respect to the leasing of space in the Headquarters as the Borrower’s corporate headquarters, as the same may be amended, modified or replaced from time to time in accordance with the terms hereof and thereof, (ii) the lease or leases from time to time in effect between Headquarters SPV, as lessor, and one or more third parties, as lessee(s), of all or a portion of the portion of the Headquarters not leased to the Borrower and/or its other Subsidiaries, as the same may be amended, modified or replaced from time to time, and (iii) the sublease or subleases from time to time in effect between Borrower and/or its Subsidiaries, as sublessor(s), and one or more third parties, as sublessee(s), with respect to a portion of the Headquarters leased to Borrower and/or it Subsidiaries but not occupied by the Borrower and/or it Subsidiaries during the time such sublease or subleases are in effect, as the same may be amended, modified or replaced from time to time, provided, that, with respect to the lease referred to (i) above, the Headquarters SPV shall be required to enter into a landlord waiver agreement for the benefit of the Secured Creditors in a form reasonably satisfactory to the Administrative Agent.

“Headquarters Non-Recourse Mortgage Debt” shall mean (i) initially, Indebtedness of the Headquarters SPV the net cash proceeds of which are used by the Headquarters SPV to acquire the Headquarters, and (ii) thereafter, any Indebtedness of the Headquarters SPV the net cash proceeds of which are used by the Headquarters SPV to refinance in full the Indebtedness incurred under preceding clause (i) or under this clause (ii), in each case under clause (i) and (ii) above, as such Indebtedness may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof; provided, that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) no such Indebtedness shall be secured by any asset of the Borrower or any of its Subsidiaries (other than the Headquarters SPV), (ii) neither the Borrower nor any of its Subsidiaries (other than the Headquarters SPV) (x) provides credit support of any kind in respect thereof (including any undertaking, agreement or instrument that would constitute Indebtedness) except “carve-outs” guarantees and environmental indemnities in respect of the Headquarters Non-Recourse Mortgage Debt, in each case on customary and commercially reasonable terms, it being further understood that Headquarters SPV Payment Amounts shall not constitute credit support so long as neither the Borrower nor any of its Subsidiaries have agreed with (or for the benefit of) the lender or holder of the Headquarters Non-Recourse Mortgage Debt to make such payments except pursuant to the Headquarters Lease, the “carve outs” guarantees or the environmental indemnities described above, or (y) is directly or indirectly liable thereon as a guarantor or otherwise, (iii) no default in respect of such Indebtedness would permit the holders of any other Indebtedness (other than Indebtedness represented by the Senior Notes, any Additional Senior Notes, any Permitted Subordinated Debt or the Credit Documents) to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to is stated maturity, (iv) such Indebtedness does not cross-default or cross-accelerate to any Indebtedness of the Borrower or any of its other Subsidiaries, (v)

the express terms of such Indebtedness provide that there is no recourse against the Borrower or any of its other Subsidiaries (other than the Headquarters SPV) or any of their respective assets and (vi) such Indebtedness is incurred on terms customary for financings of that type and shall not be subject to any scheduled amortization (other than customary amortization of mortgage loans of a similar nature), mandatory redemption, sinking fund or similar payment or have a final maturity, in either case prior to the date occurring six months following the latest Maturity Date and, in any event, shall not have a Weighted Average Life to Maturity shorter than the remaining Weighted Average Life to Maturity of the outstanding Tranche of Term Loans with the latest Maturity Date. The incurrence of Headquarters Non-Recourse Mortgage Debt shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that the incurrence of such Headquarters Non-Recourse Mortgage Debt is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 8 and 11.

“Headquarters Non-Recourse Mortgage Debt Documents” shall mean, on and after the execution and delivery thereof, each note, instrument, agreement, mortgage and other document relating to the incurrence of any Headquarters Non-Recourse Mortgage Debt, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Headquarters SPV” shall mean a Wholly-Owned Domestic Subsidiary of the Borrower that will be formed for the principal purpose of purchasing and owning the Headquarters, incurring any Headquarters Non-Recourse Mortgage Debt and entering into and performing the Headquarters Leases.

“Headquarters SPV Payment Amounts” shall mean (i) an initial Investment by the Borrower or any of its Subsidiaries in the Headquarters SPV not exceeding $10,000,000 made in connection with the acquisition of the Headquarters by the Headquarters SPV, including for funding a down-payment, initial tenant improvements and other initial Capital Expenditures, and (ii) Investments in the Headquarters SPV required to service the Headquarters Non-Recourse Mortgage Debt (including principal, interest and associated fees and expenses thereunder), to maintain the Headquarters and related real and personal property and to maintain the legal existence of the Headquarters SPV and to pay corporate overhead and legal, accounting and administrative costs and expenses and taxes (including franchise taxes) of the Headquarters SPV.

“Market Build-Out” shall mean the market build-out or expansion by the Borrower or one or more of its Subsidiaries in a market in which neither the Borrower nor any of its Subsidiaries operate on the First Amendment Effective Date.

“Non-Consenting Initial Term Loan Lender” shall mean each Initial Term Lender that is not a Consenting Initial Term Loan Lender.

“Replacement Term Loan” shall have the meaning provided in Section 2.01(f).

“Replacement Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Replacement Term Loan Commitment,” as the same may be terminated pursuant to Section 4.03 or 11.

“Replacement Term Loan Conversion” shall have the meaning provided in Section 2.01(f).

“Replacement Term Loan Maturity Date” shall mean February 28, 2013.

“Replacement Term Note” shall have the meaning provided in Section 2.05(a).

“Retained Excess Cash Flow Amount” shall mean, in respect of any fiscal year of the Borrower, an amount equal to the remainder of (A) 100% of Excess Cash Flow for such fiscal year minus (B) the Applicable Excess Cash Flow Prepayment Percentage of Excess Cash Flow for such fiscal year.

“Senior Notes” shall mean up to $300,000,000 in aggregate principal amount of the Borrower’s senior unsecured notes due 2015 the principal terms and conditions of which are described in the Borrower’s Preliminary Offering Memorandum dated June 18, 2007 that was prepared in connection with the issuance of such notes and which are otherwise reasonably satisfactory to the Joint Lead Arrangers.

“Senior Notes Documents” shall mean, on and after the execution and delivery thereof, each note, instrument, agreement, guaranty and other document relating to the issuance of the Senior Notes, as in effect on the First Amendment Effective Date and as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

“Total Replacement Term Loan Commitment” shall mean, at any time, the sum of the Replacement Term Loan Commitments of each of the Lenders at such time.

“Total Secured Leverage Ratio” shall mean, on any date of determination, the ratio of (x) Consolidated Indebtedness that is secured by a Lien on any asset of the Borrower or any of its Subsidiaries on such date to (y) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that for purposes of any calculation of the Total Secured Leverage Ratio pursuant to this Agreement, Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein.

2. The definition of “Capitalized Lease Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:

“; provided, that, any Headquarters Lease between the Headquarters SPV, as lessor, and the Borrower or any Subsidiary Guarantor, as lessee, shall not be a Capitalized Lease Obligation for the purposes of this Agreement”.

3. The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:

“, any Senior Notes Document, any Additional Senior Notes Document or any Headquarters Non-Recourse Mortgage Debt”.

4. The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “a Replacement Term Loan Commitment,” immediately after the text “Initial Term Loan Commitment,” appearing in said definition.

5. The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “(i)” immediately preceding the text “the amount of all cash payments or cash charges made (or incurred) by the Borrower or any of its Subsidiaries for such period on account of any non-cash charges added back to Consolidated EBITDA pursuant to preceding sub-clause (A)(iv) in a previous period” appearing in sub-clause (B) of the first sentence of said definition, (ii) deleting the text “ and (ii) for purposes of calculating the Fixed Charge Coverage Ratio only, the amount of consolidated cash interest income of the Borrower and its Subsidiaries for such period” appearing at the end of such sub-clause (B), and (iii) inserting the following new sentence at the end of said definition:

“In addition to (but without duplication of) the add backs to Consolidated Net Income effected pursuant to sub-clause (A) of the first sentence of this definition, Consolidated Net Income for any period will be adjusted by adding thereto (to the extent deducted in determining Consolidated Net Income for such period) the amount of all losses or charges incurred by the Borrower and its Subsidiaries determined on a consolidated basis for such period in connection with any Market Build-Out, as certified by the Chief Financial Officer of the Borrower; provided, however, (x) such losses and charges only may be so added back to the extent incurred within the two year period following the commencement of any Market Build-Out in a particular market and (y) the aggregate amount of all such losses and charges that can be added back in any Test Period in respect of all Market Build-Outs shall not exceed $7,500,000.”

6. The definition of “Consolidated Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(w) any Indebtedness of the Headquarters SPV in respect of Headquarters Non-Recourse Mortgage Debt shall not be included in the calculation of Consolidated Indebtedness,” immediately following the text “provided that” appearing in said definition.

7. The definition of “Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:

“, the Senior Notes Documents, the Additional Senior Notes Documents and the Headquarters Non-Recourse Mortgage Debt Documents”.

8. The definition of “Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end of said definition:

“It is further understood that obligations under any Headquarters Lease between Headquarters SPV, as lessor, and the Borrower or any Subsidiary Guarantor, as lessee, shall not be considered “Indebtedness” for the purposes of this Agreement.”

9. The definition of “L/C Supportable Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the text “other than obligations in respect of” appearing in said definition:

“(t) any Senior Notes, (u) any Additional Senior Notes, (v) any Headquarters Non-Recourse Mortgage Debt,”.

10. The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “the Replacement Term Loan Maturity Date,” immediately after the text “the Initial Term Loan Maturity Date,” appearing in said definition.

11. The definition of “Note” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “each Replacement Term Note,” immediately after the text “each Initial Term Note,” appearing in said definition.

12. The definition of “Permitted Subordinated Debt” appearing in Section 1.01 is hereby amended by (i) deleting the text “incurred in connection with a Permitted Acquisition” appearing in said definition and (ii) inserting the text “mandatory” immediately before the phrase “redemption, sinking fund” appearing in clause (iii) of the proviso to said definition.

13. The definitions of “Scheduled Initial Term Loan Repayment”, “Scheduled Initial Term Loan Repayment Date”, “Scheduled Repayment” and “Scheduled Repayment Date” appearing in Section 1.01 shall be amended by replacing the text “Initial” with the text “Replacement” in each instance in which it appears in said definitions and inserting said revised definitions in the appropriate alphabetical order in such Section 1.01.

14. The definition of “Term Loan” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, each Replacement Term Loan” immediately after the text “Initial Term Loan” appearing in said definition.

15. The definition of “Test Period” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “; provided that for purposes of any calculation of Fixed Charges for any “Test Period” ending on or prior to March 31, 2008, Fixed Charges shall be calculated in accordance with the last sentence appearing in the definition of “Fixed Charges”“ appearing in said definition.

16. The definition of “Total Leverage Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “and 10.04(xi)” appearing in said definition and inserting the following text in lieu thereof:

“, 10.04(xi), 10.04(xvii) and 10.04(xviii)”.

17. The definition of “Tranche” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “In addition, and” appearing in the second sentence of said definition and inserting the following text in lieu thereof:

“In addition, (i) Replacement Term Loans incurred on the First Amendment Effective Date (including through a Replacement Term Loan Conversion) shall be a separate Tranche of Loans and (ii)”.

18. Section 2.01 of the Credit Agreement is hereby amended by inserting the following new clause (f) immediately following clause (e) of said Section:

“(f) (A) (I) Each Consenting Initial Term Lender severally agrees to convert (the “Replacement Term Loan Conversion”), on the First Amendment Effective Date, all Initial Term Loans of such Consenting Initial Term Lender outstanding on the First Amendment Effective Date (immediately prior to giving effect thereto) into new term loans hereunder owing by the Borrower (each such term loan, a “Converted Replacement Term Loan” and, collectively, the “Converted Replacement Term Loans”) and (II) each Lender with a Replacement Term Loan Commitment severally agrees to make, on the First Amendment Effective Date, a term loan or term loans in an amount equal to its Replacement Term Loan Commitment (each, an “Additional Replacement Term Loan” and, collectively, the “Additional Replacement Term Loans” and, together with the Converted Replacement Term Loans, collectively, the “Replacement Term Loans”) to the Borrower, which Replacement Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (x) all Replacement Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Replacement Term Loans of the same Type and (y) Borrowings of Replacement Term Loans on the First Amendment Effective Date shall be subject to the provisions set forth in clause (B) of this Section 2.01(f) and (iii) shall not exceed for any Lender, in aggregate initial principal amount, that amount which equals the sum of (x) the aggregate principal amount of the Initial Term Loans, if any, made by such Lender and outstanding on the First Amendment Effective Date (immediately prior to giving effect thereto) as set forth on Schedule I under the heading “Converted Replacement Term Loans” and (y) the Replacement Term Loan Commitment of such Lender (if any) as in effect on the First Amendment Effective Date (before giving effect to any termination thereof on such date pursuant to Section 4.03(g)). Once repaid, Replacement Term Loans incurred hereunder may not be reborrowed.

(B) (i) Each Borrowing of Initial Term Loans outstanding on the First Amendment Effective Date immediately prior to the Replacement Term Loan Conversion and maintained as Eurodollar Loans (each, an “Existing Initial Term Loan Borrowing”) shall, upon the occurrence of the Replacement Term Loan Conversion, be deemed to be a new Borrowing of Replacement Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of Replacement Term Loans shall be subject to the same Interest Period and Eurodollar Rate as the Existing Initial Term Loan Borrowing to which it relates (as if no new Borrowing had in fact occurred), (iii) Additional Replacement Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of Replacement Term Loans described in preceding sub-clause (i) on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of Replacement Term Loans) and (iv) in connection with the Replacement Term Loan Conversion and the incurrence of Additional Replacement Term Loans pursuant to Section 2.01(f)(A), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding Replacement Term Loans (after giving effect to the Replacement Term Loan Conversion and the incurrence of Additional Replacement Term Loans pursuant to Section 2.01(f)(A)) participate in each newly-deemed Borrowing of Replacement Term Loans on a pro rata basis.

(C) In connection with the Replacement Term Loan Conversion and the incurrence of Additional Replacement Term Loans pursuant to Section 2.01(f)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, but without duplication, (i) the Borrower shall pay each Lender making Additional Replacement Term Loans, upon its written request (which request shall set forth the basis for requesting such compensation and reasonably detailed calculations thereof), such amount as is necessary to compensate such Lender for its losses resulting from the making of such Additional Replacement Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to the respective Lenders any breakage or other costs of the type referred to in Section 2.11 (if any) incurred in connection with the Replacement Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 2.01(f).

(D) To the extent requested by any Replacement Term Loan Lender, a Replacement Term Note will be issued at the Borrower’s expense to such Replacement Term Lender, to be in conformity with the requirements of Section 2.05 (with appropriate modification) to the extent needed to reflect the Replacement Term Loans made (or to be made) by such Replacement Term Loan Lender. Each such Replacement Term Loan Lender with an outstanding Initial Term Note which requests a Replacement Term Note as contemplated by this clause (D) agrees to either return the outstanding Initial Term Note held by it to the Borrower for cancellation or deliver a customary lost note affidavit with respect thereto.”

19. Section 2.03(a) of the Credit Agreement is hereby amended by (i) inserting the text “Additional Replacement Term Loans,” immediately following the text “Initial Term Loans,” appearing in sub-clause (iii) of the first sentence of said Section and (ii) inserting the text “(but otherwise subject to Section 2.01(f) in the case of Additional Replacement Term Loans)” immediately following the text “the initial Interest Period to be applicable thereto” appearing in sub-clause (iv) of said definition.

20. Section 2.05(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (iii) of said Section and (ii) inserting the following new clause (v) immediately before the period appearing at the end of said Section:

“, and (v) in the case of Replacement Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (each a “Replacement Term Note” and, collectively, the “Replacement Term Notes”)”.

21. Section 2.07 of the Credit Agreement is hereby amended by (i) inserting the text “Additional Replacement Term Loans,” immediately following the text “Initial Term Loans,” appearing in the first sentence of said Section and (ii) inserting the text “Replacement Term Loan Commitments,” immediately following the text “Initial Term Commitments,” appearing in the first sentence of said Section.

22. Section 2.09 of the Credit Agreement is hereby amended by inserting the text “and the provisions of 2.01(f)(A)” immediately following the text “2.01(a)(iii)” appearing in said Section.

23. Section 2.14(a) of the Credit Agreement is hereby amended by (i) deleting the text “each of the Financial Covenants” appearing in sub-clause (z) of said definition and inserting the text “the Financial Covenant” in lieu thereof, (ii) deleting the text “$100,000,000” appearing in clause (iv) of said Section and inserting the text “$225,000,000” in lieu thereof and (iii) deleting the word “Initial” appearing in each of sub-clauses (vi)(I) and (II) of said definition and inserting the word “Replacement” in lieu thereof in each such place.

24. Section 4.03 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end of said Section:

“(g) The Total Replacement Term Loan Commitment (and the Replacement Term Loan Commitment of each Lender) shall terminate in its entirety on the First Amendment Effective Date (immediately after giving effect to any incurrence of Converted Replacement Term Loans and Additional Replacement Term Loans on such date).”

25. Section 5.01(a) of the Credit Agreement is hereby amended by inserting the text “Replacement Term Loans,” immediately following the text “Initial Term Loans,” appearing in clause (i) of said Section.

26. Section 5.02(b)(i) of the Credit Agreement is hereby amended by deleting said Section in its entirety and replacing it with the following text:

“(b) (i) In addition to any other mandatory repayments pursuant to this Section 5.02, on each date set forth below (each, a “Scheduled Replacement Term Loan Repayment Date”), the Borrower shall be required to repay that principal amount of Replacement Term Loans, to the extent then outstanding, as is set forth opposite each such date below (each such repayment, as the same may be (x) reduced as provided in Section 5.01(a), 5.01(b) or 5.02(g) or (y) increased as provided in Section 2.14(c), a “Scheduled Replacement Term Loan Repayment”):

Scheduled Replacement Term Loan Repayment Date	Amount
The last Business Day of the Borrower’s fiscal quarter ending September 30, 2007	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2007	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending March 31, 2008	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending June 30, 2008	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending September 30, 2008	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2008	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending March 31, 2009	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending June 30, 2009	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending September 30, 2009	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2009	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending March 31, 2010	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending June 30, 2010	$1,250,000

Scheduled Replacement Term Loan Repayment Date	Amount
The last Business Day of the Borrower’s fiscal quarter ending September 30, 2010	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2010	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending March 31, 2011	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending June 30, 2011	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending September 30, 2011	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2011	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending March 31, 2012	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending June 30, 2012	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending September 30, 2012	$1,250,000

The last Business Day of the Borrower’s fiscal quarter ending December 31, 2012	$1,250,000

Replacement Term Loan Maturity Date	$472,500,000

27. Section 5.02(c) of the Credit Agreement is hereby amended by (i) inserting the text “(other than clause (xvii) thereof)” immediately after the text “Section 10.04” appearing in said definition and (ii) deleting the text “Effective Date” appearing in said definition and inserting the text “First Amendment Effective Date” in lieu thereof.

28. Section 8.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of Additional Replacement Term Loans shall be used on the First Amendment Effective Date solely to repay outstanding Initial Term Loans of Non-Consenting Initial Term Loan Lenders (if any).”

29. Section 9.01(e) of the Credit Agreement is hereby amended by (i) deleting the text “10.03(xiv)” appearing in sub-clause (i) of said Section, (ii) inserting the text “10.05(xx),” immediately following the text “10.05(xix),” appearing in sub-clause (i) of said Section, (iii) deleting the text “, 10.07” appearing in sub-clause (i) of said Section and (iv) deleting the text of sub-clause (y) of sub-clause (ii) of said Section and inserting the following text in lieu thereof:

“the Retained Excess Cash Flow Amount for the respective Excess Cash Payment Period, and”.

30. Section 9.01(g) of the Credit Agreement is hereby amended by inserting the text “, any Senior Notes, any Additional Senior Notes, the Headquarters Non-Recourse Mortgage Debt” immediately after the text “Permitted Subordinated Debt” appearing in said Section.

31. Section 9.14 of the Credit Agreement is hereby restated in its entirety as follows:

“9.14 Interest Rate Protection. No later than 90 days following the First Amendment Effective Date, the Borrower will ensure that at least 50% of its and its Subsidiaries’ total funded Indebtedness (other than Revolving Loans and Swingline Loans), for a period commencing on the First Amendment Effective Date and ending two years after the Initial Borrowing Date, is a combination of (a) Indebtedness that is subject to interest at a fixed-rate, and/or (b) Indebtedness in respect of which the Borrower has entered into (and maintains) Interest Rate Protection Agreements mutually acceptable to the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Lead Arranger, establishing a fixed or maximum interest rate for an aggregate notional principal amount of such Indebtedness.”

32. Section 9.15(a) of the Credit Agreement is hereby amended by deleting the text “Financial Covenants” each place such text appears in sub-clause (iii) of said Section and inserting the text “Financial Covenant” in lieu thereof in each such place.

33. Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xxv) of said Section, (ii) deleting the period appearing at the end of clause (xxvi) of said Section and inserting “; and” in lieu thereof and (iii) inserting the following new clause (xxvii) immediately following said clause (xxvi):

“(xxvii) Liens on the Headquarters securing the Headquarters Non-Recourse Mortgage Debt.”

34. Section 10.02 of the Credit Agreement is hereby amended by (i) inserting the text “(other than the Headquarters SPV)” immediately after the text “any Subsidiary of the Borrower” appearing in clause (ix) of said Section, (ii) deleting the word “and” appearing at the end of clause (xv) of said Section, (iii) deleting the period appearing at the end of clause (xvi) of said Section and inserting “; and” in lieu thereof, and (iv) inserting the following new clause (xvii) immediately following said clause (xvi):

“(xvii) the Headquarters SPV may purchase the Headquarters with the net cash proceeds from the Headquarters Non-Recourse Mortgage Debt and the net cash proceeds received from the Headquarters SPV Payment Amounts under clause (i) of the definition thereof.”

35. Section 10.03 of the Credit Agreement is hereby amended by (i) inserting the word “and” at the end of clause (xii) of said Section and (ii) deleting clauses (xiii) and (xiv) of said Section in their entirety and inserting the following new clause (xiii) in lieu thereof:

“(xiii) the Borrower may pay or make additional cash Dividends in any fiscal year of the Borrower in an aggregate amount not to exceed the lesser of (x) $12,500,000 and (y) the Retained Excess Cash Flow Amount in respect of the immediately preceding fiscal year of the Borrower, so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) at the time that any such Dividend is paid or made (and immediately after giving effect thereto), (A) the Total Secured Leverage Ratio, calculated on a Pro Forma Basis, is less than 3.25:1.00, and (B) the Total Leverage Ratio, calculated on a Pro Forma Basis, is no greater than 5.00:1.00, and (iii) prior to the payment or making of such cash Dividend, the Borrower has complied with its obligations under Section 5.02(e) with respect to the then most recently ended Excess Cash Payment Period.”

36. Section 10.04(vi) of the Credit Agreement as hereby restated in its entirety as follows:

“(vi) Indebtedness consisting of guaranties by the Borrower and the Wholly-Owned Domestic Subsidiaries of the Borrower that are Subsidiary Guarantors of each other’s Indebtedness and lease and other payment obligations of such Persons permitted under this Agreement, other than (x) obligations in respect of any Headquarters Non-Recourse Mortgage Debt and (y) obligations in respect of Permitted Subordinated Debt, Senior Notes and Additional Senior Notes unless otherwise permitted by the respective definitions, thereof and Section 10.04(xi), (xvii) or (xviii), as the case may be;”

37. Section 10.04(xi) of the Credit Agreement is hereby restated in its entirety as follows:

“(xi) Permitted Subordinated Debt of the Borrower, and unsecured subordinated guaranties thereof by the Subsidiary Guarantors, so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Permitted Subordinated Debt, (II) no Default or Event of Default exists at the time of incurrence thereof or would result therefrom, (III) calculations are made by the Borrower demonstrating compliance, on a Pro Forma Basis, with the Financial Covenant for the Calculation Period most recently ended prior to the date of the respective incurrence of Permitted Subordinated Debt (determined after giving effect to the incurrence of such Permitted Subordinated Debt) and (IV) the Borrower shall have furnished to the Administrative Agent a certificate from an Authorized Officer certifying as to compliance with the requirements of preceding clauses (I), (II) and (III) and containing the calculations (in reasonable detail) required by preceding clause (III);”.

38. Section 10.04(xvi) of the Credit Agreement is hereby amended by inserting the text “(other than the Headquarters SPV)” immediately after the text “the Borrower and its Subsidiaries” appearing in said Section.

39. Section 10.04 of the Credit Agreement is hereby further amended by (i) deleting the word “and” appearing at the end of clause (xv) of said Section, (ii) deleting the period appearing at the end of clause (xvi) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses immediately following said clause (xvi):

“(xvii) Indebtedness of the Borrower represented by the Senior Notes, and unsecured guaranties thereof by the Subsidiary Guarantors, in an aggregate principal amount not to exceed $300,000,000 (as reduced by any repayments of principal thereof), so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Senior Notes and (II) all of the Net Cash Proceeds therefrom are used on the First Amendment Effective Date to repay outstanding Initial Term Loans (immediately prior to any incurrence of Replacement Term Loans on such date);

(xviii) Indebtedness of the Borrower represented by any Additional Senior Notes, and unsecured guaranties thereof by the Subsidiary Guarantors, so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Additional Senior Notes, (II) no Default or Event of Default exists at the time of incurrence thereof or would result therefrom, (III) calculations are made by the Borrower demonstrating compliance, on a Pro Forma Basis, with the Financial Covenant for the Calculation Period most recently ended prior to the date of the respective incurrence of Additional Senior Notes (determined after giving effect to the incurrence of such Additional Senior Notes) and (IV) the Borrower shall have furnished to the Administrative Agent a certificate from an Authorized Officer certifying as to compliance with the requirements of preceding clauses (I), (II) and (III) and containing the calculations (in reasonable detail) required by preceding clause (III); and

(xix) (a) Headquarters Non-Recourse Mortgage Debt of the Headquarters SPV in an aggregate principal amount not to exceed $35,000,000, so long as (I) all such Indebtedness is incurred in accordance with the requirements of the definition of Headquarters Non-Recourse Mortgage Debt, (II) no Default or Event of Default exists at the time of incurrence thereof or would result therefrom, and (III) in the case of the Headquarters Non-Recourse Mortgage Debt referred to in clause (i) of the definition thereof, the Headquarters SPV shall have utilized the net cash proceeds therefrom to purchase the Headquarters concurrently with the incurrence of such Indebtedness and (b) any Indebtedness of the Headquarters SPV owing to the Borrower or any of its other Subsidiaries to the extent such Investment by the Borrower or any of its Subsidiaries is permitted by Section 10.05(xx).”

40. Section 10.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xviii) of said Section and (ii) deleting clause (xix) of said Section in its entirety and inserting the following new clauses in lieu thereof:

“(xix) in addition to Investments permitted by clauses (i) through (xviii) and (xx) of this Section 10.05, the Borrower and its Subsidiaries (other than the Headquarters SPV) may make additional loans, advances and other Investments to or in a Person other than an Unrestricted Subsidiary and the Headquarters SPV; provided that the aggregate amount of all loans, advances and other Investments made pursuant to this clause (xix) (determined without regard to any write-downs or write-offs thereof), net of cash repayments of principal in the case of loans, sale proceeds in the case of Investments in the form of debt instruments and cash equity returns (whether as a distribution, dividend, redemption or sale) in the case of equity investments, shall not exceed $20,000,000 at any time outstanding; and

“(xx) the Borrower and its Subsidiaries may make cash Investments in the Headquarters SPV in an aggregate amount not to exceed, when added to the aggregate amount of lease payments made by the Borrower pursuant to Section 10.06(xi), the Headquarters SPV Payment Amounts.”

41. Section 10.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (ix) of said Section, (ii) deleting the period appearing at the end of clause (x) of said Section and inserting “; and” in lieu thereof and (iii) inserting the following new clause immediately following said clause (x):

“(xi) the Borrower and its Subsidiaries may enter into and perform the Headquarters Leases and make lease payments to the Headquarters SPV so long as the aggregate amount of lease payments, when added to the aggregate amount of Investments made pursuant to Section 10.05(xx), does not exceed the Headquarters SPV Payment Amounts, and the Headquarters SPV may enter into and perform the Headquarters Leases and enter into and perform other transactions with the Borrower and its Subsidiaries that are otherwise permitted under this Agreement.”

42. Section 10.07 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new text:

“10.07 [Intentionally Omitted].”

43. Section 10.08 of the Credit Agreement is hereby amended by deleting the existing text thereof in its entirety and inserting the following new text in lieu thereof:

“10.08 Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio at any time to be greater than 5.00:1.00.”

44. Section 10.09 of the Credit Agreement is hereby amended by deleting clauses (iii) and (iv) of said Section in their entirety and inserting the following new clauses (iii) and (iv) in lieu thereof:

“(iii) on and after the execution and delivery of any Permitted Subordinated Debt Document, Senior Notes Document, Additional Senior Notes Document or Headquarters Non-Recourse Mortgage Debt Document, make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including, in each case without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any such Indebtedness; provided, however, (x) such Indebtedness may be converted or exchanged as permitted by clause (iv) of this Section 10.09, (y) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may refinance (and, in connection therewith, prepay) any then outstanding Senior Notes, Additional Senior Notes or Permitted Subordinated Debt with a new issuance of Additional Senior Notes or Permitted Subordinated Debt and/or with the net cash proceeds received by the Borrower after the First Amendment Effective Date from the issuance of its Equity Interests, in each case to the extent issued in accordance with the terms of this Agreement, and (z) so long as no Default or Event of Default then exists or would result therefrom, the Headquarters SPV may refinance (and in connection therewith, prepay) the then outstanding Headquarters Non-Recourse Mortgage Debt in accordance with the definition thereof;

(iv) on and after the execution and delivery of any Permitted Subordinated Debt Document, Senior Notes Document, Additional Senior Notes Document or Headquarters Non-Recourse Mortgage Debt Document, amend or modify, or permit the amendment or modification of any provision of any such Document, provided that nothing in this clause (iv) shall (x) restrict the conversion or exchange of any Indebtedness or other obligations under any such Document into or for Equity Interests of the Borrower permitted to be issued under this Agreement or (y) prohibit any amendments or modifications thereto that are not adverse to the interests of the Lenders in any material respect so long as such Indebtedness (as so amended or modified) would have satisfied the requirements contained in the respective definitions thereof and the other provisions of this Agreement relating to such Indebtedness at the time of the original incurrence thereof assuming such amendments or modifications had been made at such time (it being understood that in no event shall (i) the interest rate thereon be increased or (ii) the subordination provisions of any Permitted Subordinated Debt be amended or modified in a manner adverse to the interests of the Lenders).”

45. Section 10.10 of the Credit Agreement is hereby amended by inserting the text “the Senior Notes Documents, the Additional Senior Notes Documents and, in the case of the Headquarters SPV only, the Headquarters Non-Recourse Mortgage Debt Documents” immediately following the text “Permitted Subordinated Debt Documents” appearing in clause (iii) thereof.

46. Section 10.12 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end of said Section:

“(c) Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not permit the Headquarters SPV to conduct, transact or otherwise engage in any business or operations other than (i) those incidental to its ownership of the Headquarters (and the execution and performance of the Headquarters Leases), (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the incurrence and performance of its obligations with respect to the Headquarters Non-Recourse Mortgage Debt, (iv) participating in tax, accounting and other administrative matters as a member of the consolidated group of the Borrower and (v) activities incidental to the businesses or activities described in the foregoing clauses (i) through (iv); provided, that notwithstanding the foregoing, the Headquarters SPV shall not (x) create or acquire (by way of merger, consolidation or otherwise) any Subsidiaries or Equity Interests in any other Person, or (y) own or acquire any material assets (other than the Headquarters or assets incidental to the ownership of the Headquarters).”

47. Section 10.13 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end of said Section:

“(d) Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, the Headquarters SPV shall not be required to become a Credit Party hereunder (and shall not be required to execute and deliver the Subsidiaries Guaranty or any other Credit Document or grant any security interest on any of it assets), and the parent company that directly owns the Headquarters SPV shall not be required to pledge the Equity Interests in the Headquarters SPV, in each case to the extent that it would be prohibited in doing so by the terms of the Headquarters Non-Recourse Mortgage Debt.”

48. Schedule I to the Credit Agreement is hereby supplemented by adding thereto the tabular information appearing on Schedule I attached hereto.

49. Annex I to this First Amendment is hereby inserted as Exhibit B-5 to the Credit Agreement.

50. The Lenders hereby further agree that (i) the form of Notice of Borrowing may be amended to reflect Replacement Term Loans and (ii) the forms of Intercompany Note and Shareholder Subordinated Note may be amended, on a basis satisfactory to the Borrower and the Administrative Agent, to reflect that any Senior Notes, Additional Senior Notes or Permitted Subordinated Debt be treated as “senior indebtedness” under the subordination provisions of the Intercompany Note and any Shareholder Subordinated Note to the extent required by the terms of the respective Documents.

51. The Lenders hereby consent to the application of the Replacement Term Loans on the terms provided for in this First Amendment.

52. Each Lender holding an Initial Term Note agrees, at the request of the Borrower, to use its commercially reasonable efforts to return the same to the Borrower for cancellation promptly following the First Amendment Effective Date or deliver a customary lost note affidavit with respect thereto.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto;

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be required to be true and correct in all material respects only as of such specific date); and

(c) concurrently with the effectiveness of this First Amendment, the proceeds of the Additional Replacement Term Loans shall be immediately applied by the Borrower to repay all outstanding Initial Term Loans of Non-Consenting Initial Term Loan Lenders (if any).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, Lenders constituting the Required Lenders (determined immediately prior to giving effect to the First Amendment), each Lender with a Replacement Term Loan Commitment, each Lender converting Initial Term Loans into Converted Replacement Term Loans pursuant to the Replacement Term Loan Conversion, each Lender with a Revolving Loan Commitment, the Swingline Lender and each Issuing Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: May Yip (facsimile number: 212-354-8113, email address: myip@whitecase.com);

(ii) there shall have been delivered to the Administrative Agent for the account of each Consenting Initial Term Loan Lender and each Lender with a Replacement Term Loan Commitment which has requested same, an appropriate Replacement Term Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (after giving effect to this First Amendment);

(iii) (x) all accrued and unpaid interest on all Initial Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), and (y) the principal of all outstanding Initial Term Loans of Non-Consenting Initial Term Loan Lenders shall have been repaid in full;

(iv) there shall have been delivered to the Administrative Agent (w) by each Credit Party (other than the Borrower) a duly authorized and executed acknowledgment agreement in form and substance satisfactory to the Administrative Agent (the “Acknowledgment Agreement”), pursuant to which (I) each such Credit Party shall acknowledge that all Loans (including the Replacement Term Loans) are secured pursuant to the Pledge Agreement and the Security Agreement and (II) each Subsidiary Guarantor shall acknowledge that all

Loans (including the Replacement Term Loans) are guaranteed pursuant to the Subsidiaries Guaranty, (x) copies of recent good standing certificates of each Credit Party as reasonably requested by the Administrative Agent, (y) copies of resolutions of the board of directors of each Credit Party approving and authorizing the execution, delivery and performance of this First Amendment or the Acknowledgment Agreement, as the case may be, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment, and (z) opinions of counsel (including regulatory counsel) in form and substance reasonably satisfactory to the Administrative Agent, covering such matters incident to this First Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request;

(v) the Borrower shall have obtained corporate credit ratings as to itself and facility ratings for the Replacement Term Loans, in each case from S&P and Moody’s, which ratings shall be in effect on the First Amendment Effective Date;

(vi) the Borrower shall have issued Senior Notes in an aggregate principal amount of approximately $300,000,000 and used the Net Cash Proceeds therefrom to repay outstanding Initial Term Loans in accordance with the terms of the Credit Agreement as in effect immediately prior to giving effect to this First Amendment (and, in any event, immediately prior to the incurrence of any Replacement Term Loans on the First Amendment Effective Date);

(vii) the Administrative Agent shall have received a solvency certificate from the Chief Financial Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent; and

(viii) the Borrower shall have paid all fees and expenses (including reasonable legal fees and expenses) of the Administrative Agent, any Joint Lead Arrangers, any Lender or any of their respective affiliates to the extent then due and payable in connection with this First Amendment.

6. By executing and delivering a copy hereof, the Borrower hereby agrees that all Loans (including, without limitation, the Replacement Term Loans) are secured pursuant to the Pledge Agreement and the Security Agreement.

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

PAETEC HOLDING CORP.

By:	/s/ Charles E. Sieving
Name:	Charles E. Sieving
Title:	EVP & GC

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By	/s/ [Illegible]
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CIT Lending Services Corporation

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

NAME OF INSTITUTION:

Merrill Lynch Capital Corp.

By:	/s/ Arminee Bowler
Name:	ARMINEE BOWLER
Title:	VICE PRESIDENT

MANUFACTURERS AND TRADERS TRUST COMPANY:

By:	/s/ Jon M. Fogle
Name:	Jon M. Fogle
Title:	Vice President

NAME OF INSTITUTION:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy IV CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy VI CLO, Ltd.
By: AIG Global Investment Corp.
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Galaxy VIII CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

American International Group, Inc.
By: AIG Global Investment Corp.,
Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

SunAmerica Senior Floating Rate Fund
By: AIG Global Investment Corp.,
Investment Sub-Adviser

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

HighRidge CLO 2007-1 Whse

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	CFO

NAME OF INSTITUTION:

LANDMARK III CDO Limited
By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Director

NAME OF INSTITUTION:

LANDMARK IV CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Director

NAME OF INSTITUTION:

LANDMARK V CDO Limited

By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Name:	James Bragg
Title:	Director

NAME OF INSTITUTION:

AllianceBernstein Institutional Investments – Senior Loan Portfolio
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Michael E. Sohr
Name:	Michael E. Sohr
Title:	Senior Vice President

NAME OF INSTITUTION:

ABCLO 2007-I Ltd
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Michael E. Sohr
Name:	Michael E. Sohr
Title:	Senior Vice President

NAME OF INSTITUTION:

Grand Central Asset Trust, HFV Series

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD.

By:	Ares Enhanced Loan Management IR, L.P., Investment Manager

By:	Ares Enhanced Loan GP IR, LLC Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

ARES LEVERAGED FINANCE GENERAL I

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

ARES LEVERAGED FINANCE GENERAL III

By: ARES CLO MANAGEMENT III, L.P.

By: ARES CLO GP III, LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: Ares Enhanced Credit Opportunities Fund Management, L.P.,

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Ares IIIR/IVR, CLO Ltd.

By:	Ares CLO Management IIIR/IVR, L.P., Investment Manager

By:	Ares CLO GP IIIR/IVR, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Ares VI CLO Ltd.

By:	Ares CLO Management VI, L.P., Investment Manager

By:	Ares CLO GP VI, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By: Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC, as Manager

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SEI Global Master Fund plc – The SEI High Yield Fixed Income Fund

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

SEI Institutional Investment Trust – High Yield Bond Fund

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

SEI Institutional Managed Trust – High Yield Bond Fund

By:	/s/ SETH J. BRUFSKY
Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON MID-MARKET CLO LTD. 2007-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ [Illegible]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ [Illegible]

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/ [Illegible]

BABSON CREDIT STRATEGIES CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ [Illegible]

BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ [Illegible]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Atlas Loan Funding 1, LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

NAME OF INSTITUTION:

Ballyrock CLO 2006-1 LTD
BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Ballyrock CLO 2006-2 LTD
BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ JOHN McDERMOTT
Name:	JOHN McDERMOTT
Title:	VICE PRESIDENT

NAME OF INSTITUTION: BlackRock

BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
BlackRock Senior Income Series IV
Merrill Lynch Global Investment Series: Income Strategies Portfolio
Magnetite Asset Investors III L.L.C.
Magnetite V CLO, Limited
Missouri State Employees’ Retirement System
Senior Loan Portfolio
Merrill Lynch Senior Floating Rate Portfolio

By:	/s/ [Illegible]
Name:
Title:	Authorized Signatory

NAME OF INSTITUTION:

Loan Funding VI LLC For itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

NAME OF INSTITUTION:

Inwood Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

NAME OF INSTITUTION:

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Essex Park CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

NAME OF INSTITUTION:

Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

NAME OF INSTITUTION:

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BlueMountain CLO Ltd.

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

NAME OF INSTITUTION:

BlueMountain CLO III Ltd.

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

NAME OF INSTITUTION:

BlueMountain CLO IV Ltd.

By:	/s/ Kimberly Reina
Name:	Kimberly Reina
Title:	Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Boldwater CBNA Loan Funding LLC, for itself or as agent for Boldwater CFPI Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

NAME OF INSTITUTION:

BATTALION CLO 2007-I Ltd

By:	/s/ John Forys
Name:	John Forys
Title:	Trader

Gallatin CLO III 2007-1, Ltd. As Assignee
By: Bear Stearns Asset Management, Inc. as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

GALLATIN CLO II 2005-1 LTD.
BY: BEAR STEARNS ASSET MANAGEMENT INC. AS ITS COLLATERAL MANAGER

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	Managing Director

Grayston CLO II 2004-1 LTD.
By: Bear Stearns Asset Management, Inc., as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	Managing Director

Gallatin Funding I Ltd.
By: Bear Stearns Asset Management Inc. as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Laguna Funding LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ PETER R. BENNITT
Name:	PETER R. BENNITT
Title:	PRINCIPAL

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ PETER R. BENNITT
Name:	PETER R. BENNITT
Title:	PRINCIPAL

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ PETER R. BENNITT
Name:	PETER R. BENNITT
Title:	PRINCIPAL

NAME OF INSTITUTION:

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ PETER R. BENNITT
Name:	PETER R. BENNITT
Title:	PRINCIPAL

NAME OF INSTITUTION:

Canadian Imperial Bank of Commerce

By:	/s/ John O’Dowd
Name:	John O’Dowd
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION

CANARAS SUMMIT CLO LTD
By: Canaras Capital Management LLC As Sub-Investment Adviser

By:	/s/ Benjamin S. Steger
Name:	Benjamin S. Steger, CFA(illegible)
Title:	Authorized Signatory

NAME OF INSTITUTION:

Canpartners Investments IV, LLC

By:	/s/ Mitchell R. Julis
Name:	Mitchell R. Julis
Title:	Managing Partner

By: Canpartners Investments IV, LLC, a California limited liability company

NAME OF INSTITUTION:

WatchTower CLO I PLC
By: Citadel Limited Partnership, Collateral Manager
By: Citadel Investment Group, L.L.C., its General Partner

By:	/s/ ERICA L. TARPEY
Name:	ERICA L. TARPEY
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ColumbusNova CLO Ltd. 2007-1

By:	/s/ Tom Bohrer
Name:	Tom Bohrer
Title:	Senior Director

NAME OF INSTITUTION:

CSAM Funding II

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Atrium CDO

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Atrium II

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Atrium III

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Madison Park Funding VI, Ltd.

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Madison Park Funding IV, Ltd.

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Madison Park Funding V, Ltd.

By:	/s/ LINDA R. KARN
Name:	LINDA R. KARN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Duane Street CLO II, Ltd.
By: Di Maio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Duane Street CLO I, Ltd.
By: Di Maio Ahmad Capital LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

NAME OF INSTITUTION:

Duane Street CLO III, Ltd.
By: Di Maio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

NAME OF INSTITUTION:

Duane Street CLO IV, Ltd.
By: Di Maio Ahmad Capital LLC, As Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Jay Street Market Value, CLO I Ltd.
By: Di Maio Ahmad Capital LLC, As Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Authorized Signatory

NAME OF INSTITUTION:

Jefferson Pilot Financial Insurance Co.

By:	/s/ Thomas H. Chow
Name:	Thomas H. Chow
Title:	Senior Vice President Portfolio Manager

NAME OF INSTITUTION:

Longevit, Funding CLO I, Ltd

By:	/s/ Thomas H. Chow
Name:	Thomas H. Chow
Title:	Senior Vice President Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Deutsche Bank AG London (wincap)

By:	/s/ Karim Flitti
Name:	Karim Flitti
Title:	Director

NAME OF INSTITUTION:

Credit Genesis CLO 2005-1

By:	/s/ Christopher M. Mackey
Name:	Christopher M. Mackey
Title:	Managing Principal

NAME OF INSTITUTION:

Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-in-fact

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fenway Capital, LLC

By:	/s/ Vidrik Frankfather
Name:	Vidrik Frankfather
Title:	Vice President

NAME OF INSTITUTION:

Ballyrock CLO II Limited
BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Ballyrock CLO III Limited
BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fidelity Puritan Trust: Fidelity Puritan Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Fidelity Advisor Series II: Fidelity Advisor High Income Advantage

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Variable Insurance Products Fund IV: Strategic Income Portfolio

By:	/s/ Peter L. Lydecker
Name:	Peter L. Lydecker
Title:	Assistant Treasurer

NAME OF INSTITUTION:

Illinois Municipal Retirement Fund
Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Geoff W. Johnson
Name:	Geoff W. Johnson
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust

Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Geoff W. Johnson
Name:	Geoff W. Johnson
Title:	Vice President

NAME OF INSTITUTION:

Commonwealth of Massachusetts Pension Reserves Investment Management Board
Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Geoff W. Johnson
Name:	Geoff W. Johnson
Title:	Vice President

FOUR CORNERS CLO 2005-1, LTD., as Lender
By:	Four Corners Capital Management, LLC, As Collateral Manager

By:	/s/ KEVIN AKIOKA
Name:	KEVIN AKIOKA
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Four Corners CLO II, LTD.

By:	/s/ Sean Bresnahan
Name:	Sean Bresnahan
Title:	Attorney In Fact

NAME OF INSTITUTION

FOUR CORNERS CLO III, LTD

By:	/s/ MELISSA SADLER
Name:	MELISSA SADLER
Title:	AVP

Fraser Sullivan CLO I, Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Fraser Sullivan CLO II, Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

Fraser Sullivan CLO III, Ltd.
By: Fraser Sullivan Investment Management, LLC, as Ramp Up Investment Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

FRASER SULLIVAN CREDIT STRATEGIES FUNDING LTD.
By: Fraser Sullivan Investment Management, LLC, as Ramp Up Investment Manager

By:	/s/ John W. Fraser
Name:	John W. Fraser
Title:	Managing Partner

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Genesis CBNA Loan Funding LLC

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-In-Fact

NAME OF INSTITUTION:

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager

By:	/s/ Sandra L. Stulberger
Name:	Sandra L. Stulberger
Title:	Authorized Signatory

NAME OF INSTITUTION:

Relaeasi Capital Limited
By: Goldman Sachs Asset Management, L.P., as its Investment Advisor

By:	/s/ Sandra L. Stulberger
Name:	Sandra L. Stulberger
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Grand Central Asset Trust, Gaia Series

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

NAME OF INSTITUTION:

Grand Central Asset Trust, GSAM Series

By:	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-In-Fact

HUDSON STRAITS CLO 2004, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjal Bhonsle
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

FOXE BASIN CLO 2003, LTD.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Sanjal Bhonsle
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

NAME OF INSTITUTION:

Abingdon Finance Limited
By: GSO Capital Partners LP as Investment Manager

By:	/s/ Sanjal Bhonsle
Name:	Sanjal Bhonsle
Title:	Authorized Signatory

NAME OF INSTITUTION:

GSO DOMESTIC CAPITAL FUNDING, LLC
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ CHRISTOPHER SULLIVAN
Name:	CHRISTOPHER SULLIVAN
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

280 FUNDING I

By:	/s/ CHRISTOPHER SULLIVAN
Name:	CHRISTOPHER SULLIVAN
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

GULF STREAM-COMPASS CLO 2005-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

NAME OF INSTITUTION:

Halcyon Loan Investors CLO II, LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Genesis CBNA Loan Funding LLC

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

NAME OF INSTITUTION:

Halcyon Loan Investors CLO I Hybrid LCDS, LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

NAME OF INSTITUTION:

Rowayton Loan Funding Company

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Loan Investors CLO III, LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

NAME OF INSTITUTION:

Halcyon Loan Investors CLO I, LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

NAME OF INSTITUTION:

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

NAME OF INSTITUTION:

Halcyon Structured Asset Management CLO I LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

Atlas Loan Funding (Hartford), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Beecher CBNA Loan Funding LLC

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-in-fact

The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund

By Hartford Investment Management Company, its Sub-advisor

By:	/s/ Michael A Pineau
Name:	Michael A Pineau
Title:	Vice President

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series, as Assignee

By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Michael A Pineau
Name:	Michael A Pineau
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Highbridge Fixed Income Opportunity Master Fund, L.P
By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

By:	/s/ Mark A. Palmer
Name:	Mark A. Palmer
Title:	SPM/MD

Highbridge Fixed Income Opportunity Institutional Fund, Ltd
By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

By:	/s/ Mark A. Palmer
Name:	Mark A. Palmer
Title:	SPM/MD

Highbridge International, LLC
By: Highbridge Capital Management, LLC, as trading manager and not in its individual capacity

By:	/s/ Mark A. Palmer
Name:	Mark A. Palmer
Title:	SPM/MD

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Emerald Orchard Limited

By:	/s/ NEAM AHMED
Name:	NEAM AHMED
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Highland Credit Strategies Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

NAME OF INSTITUTION:

Highland Distressed Opportunities, Inc.

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

NAME OF INSTITUTION:

Pioneer Floating Rate Trust

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

NAME OF INSTITUTION:

Employers Insurance Company of Wausau

By:	Highland Capital Management, L.P., Its Investment Advisor

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding, Treasurer

Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Red River CLO Ltd.

By:	Highland Capital Management, L.P.
As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Grayson CLO, Ltd.

By:	Highland Capital Management, L.P.
As Collateral Manager

By:	Strand Advisors, Inc. Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

HCSMF SCOTIA SWAP

By:	/s/ NEAM AHMED
Name:	NEAM AHMED
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Rockwall CDO Ltd.

By	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc. Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Highland Credit Opportunities CDO Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc. Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Highland Offshore Partners, L.P.
By: Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding,
Title:	Treasurer Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Liberty Mutual Insurance Company
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding,
Title:	Treasurer Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Liberty Mutual Insurance Company
By: Highland Capital Management, L.P., Its Investment Advisor
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding,
Title:	Treasurer Strand Advisors, Inc. General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:
Chatham CLO I

By:	/s/ Dana E Erikson
Name:	Dana E Erikson
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ING PRIME RATE TRUST		ING Investment Management CLO II, LTD.
By: ING Investment Management Co. as its investment manager		By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Robert Wilson	By:	/s/ Robert Wilson
Name:	Robert Wilson	Name:	Robert Wilson
Title:	Senior Vice President	Title:	Senior Vice President

ING SENIOR INCOME FUND		ING Investment Management CLO III, LTD.
By: ING Investment Management Co. as its investment manager		By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Robert Wilson	By:	/s/ Robert Wilson
Name:	Robert Wilson	Name:	Robert Wilson
Title:	Senior Vice President	Title:	Senior Vice President

ING International (II) – Senior Bank Loans Euro		ING INVESTMENT MANAGEMENT CLO IV, LTD.
By: ING Investment Management Co. as its investment manager		By: ING Alternative Asset Management LLC, as its investment advisor

By:	/s/ Robert Wilson	By:	/s/ Robert Wilson
Name:	Robert Wilson	Name:	Robert Wilson
Title:	Senior Vice President	Title:	Senior Vice President

ING International (II) – Senior Bank Loans USD		ING INVESTMENT MANAGEMENT CLO V, LTD.
By: ING Investment Management Co. as its investment manager		By: ING Alternative Asset Management LLC, as its investment advisor

By:	/s/ Robert Wilson	By:	/s/ Robert Wilson
Name:	Robert Wilson	Name:	Robert Wilson
Title:	Senior Vice President	Title:	Senior Vice President

ING Investment Management CLO I, LTD.
By: ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

ALZETTE EUROPEAN CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

Atlas Loan Funding (Navigator), LLC
By: Atlas Capital Funding, Ltd.
By: Structured Asset Investors, LLC
Its Investment Manager

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc. As Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAUTIQUE FUNDING II LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Scott Baskind
Name:	Scott Baskind
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ST. JAMES RIVER CLO LTD.

By:	/s/ Mark D. Senkpiel
Name:	Mark D. Senkpiel
Title:	Managing Director

NAME OF INSTITUTION:

DIAMOND LAKE CLO LTD.

By:	/s/ Mark D. Senkpiel
Name:	Mark D. Senkpiel
Title:	Managing Director

NAME OF INSTITUTION:

CLEAR LAKE CLO LTD.

By:	/s/ Mark D. Senkpiel
Name:	Mark D. Senkpiel
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMorgan High Yield Bond Fund

By:	/s/ James Gibson
Name:	James Gibson
Title:	Vice President

NAME OF INSTITUTION:

KATONAH X CLO LTD.

By:	/s/ DANIEL GILLIGAN
Name:	DANIEL GILLIGAN
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

LightPoint CLO VII, Ltd.

By:	/s/ COLIN DONLAN
Name:	COLIN DONLAN
Title:	DIRECTOR

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Confluent 4 Limited

	By:	Please See Following Page
Name:
Title:

LENDER:	CONFLUENT 4 LIMITED, As Lender

	By:	Loomis, Sayles & Company, L.P., As Sub-Manager
	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

	By:	/s/ Kevin J. Perry
	By:	Kevin J. Perry
	Title:	Vice President

NAME OF INSTITUTION:

Loomis Sayles CLO I, Ltd.

	By:	Please See Following Page
Name:
Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

LOOMIS SAYLES CLO I, LTD.
By Loomis, Sayles and Company, L.P.
its collateral manager
By Loomis, Sayles and Company, Inc.
its general partner

By:	/s/ Kevin P. Charleston
Name:	Kevin P. Charleston
Title:	Executive Vice President

NAME OF INSTITUTION:

Golden Knight II CLO, Ltd.

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	PORTFOLIO MANAGER
LORD ABBETT & CO. LLC
AS COLLATERAL MANAGER

NAME OF INSTITUTION:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
Name:	Kirk Wallace
Title:	Senior Vice President

NAME OF INSTITUTION:

Marathon CLO II Ltd.
By: Marathon Asset Management LLC
Its Collateral Manager

By:	/s/ LOUIS T. HANOVER
Name:	LOUIS T. HANOVER
Title:	AUTHORIZED SIGNATORY

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
Name:	Kathleen A. Zam
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

WIND RIVER CLO II - TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zam
Name:	Kathleen A. Zam
Title:	Vice President

NAME OF INSTITUTION:

Merrill Lynch Credit Products

By:	/s/ Brian [Illegible]
Name:	Brian [Illegible]
Title:	Vice President

MSIM Peconic Bay, Ltd.
By: Morgan Stanley Investment Management Inc. as Interim Collateral Manager

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

ZODIAC FUND - Morgan Stanley
US Senior Loan Fund.
By:	Morgan Stanley Investment Management Inc.
as Investment Adviser

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

Confluent 3 Limited
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

QUALCOMM Global Trading, Inc.
By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

Morgan Stanley Investment
Management Croton, Ltd.
By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ JOHN HAYES
Name:	JOHN HAYES
Title:	EXECUTIVE DIRECTOR

NAME OF INSTITUTION:

Primus CLO I, Ltd.

By:	/s/ Michael R. Feeney
Name:	Michael R. Feeney
Title:	Sr. Analyst

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Primus CLO 2, Ltd.

By:	/s/ Michael R. Feeney
Name:	Michael R. Feeney
Title:	Sr. Analyst

NAME OF INSTITUTION:

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Troy Isaksen
Name:	Troy Isaksen
Title:	Credit Analyst

NAME OF INSTITUTION:

Dryden XI – Leveraged Loan CDO 2006

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Dryden IX – Senior Loan Fund 2005 p.l.c

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as attorney-in-fact

NAME OF INSTITUTION:

Dryden VIII – Leveraged Loan CDO 2005

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as Collateral Manager

NAME OF INSTITUTION:

Dryden V – Leveraged Loan CDO 2003

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as Collateral Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Dryden XVI – Leveraged Loan CDO 2006

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as Collateral Manager

NAME OF INSTITUTION:

Dryden High Yield CDO 2001-1

By:	/s/ [Illegible]
Name:
Title:	Prudential Investment Management, Inc., as Collateral Manager

NAME OF INSTITUTION:

PIM Warehouse

By:	/s/ Steven Sapersteir
Name:	Steven Sapersteir
Title:	PIM Warehouse, Inc

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

PTRS CBNA Loan Funding LLC

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-in-fact

NAME OF INSTITUTION:

Grand Central Asset Trust, R6 Series

By:	/s/ Jason Muelver
Name:	Jason Muelver
Title:	Attorney-in-fact

NAME OF INSTITUTION:

Cooperatieve Centrale Raiffeisen Boerenleenbank B.A.

By:	[Illegible]
Name:
Title:

NAME OF INSTITUTION:

Atlas Loan Funding (CENT I) LLC
By: RiverSource Investments, LLC
Attorney in Fact

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO VII, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO 8, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Centurion CDO 9, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO 10, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO XI, Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Cent CDO 12 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO 14 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO 15 Limited
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

RiverSource Bond Series, Inc. -
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

NAME OF INSTITUTION:

Sequils-Centurion V, Ltd.
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS. Ltd., as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Chatham Light III CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Katonah III, Ltd. by Sankaty Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Katonah IV, Ltd. by Sankaty Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SKY CBNA Loan Funding

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	[Illegible]

NAME OF INSTITUTION:

Sankaty High Yield Partners II, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sankaty High Yield Partners III, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SKY CBNA Loan Funding

By:	/s/ [Illegible]
Name:	[Illegible]
Title:	[Illegible]

NAME OF INSTITUTION:

Harbour Town Funding LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

NAME OF INSTITUTION:

Mountain View CLO II, Ltd.
By:	Seix Advisors, a fixed income division of Trusco Capital
Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

NAME OF INSTITUTION:

Mountain View CLO III, Ltd.
By:	Seix Advisors, a fixed income division of Trusco Capital
Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Mountain View CLO IV, Ltd.
By:	Seix Advisors, a fixed income division of Trusco Capital
Management, Inc., as Ramp-Up Investment Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

NAME OF INSTITUTION:

STI Classic Seix Floating Rate High Income Fund
By:	Seix Advisors, a fixed income division of Trusco Capital
Management, Inc.

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

NAME OF INSTITUTION:

Nob Hill CLO, Limited

By:	/s/ Bradley Kane
Name:	Bradley Kane
Title:	PM

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Nob Hill CLO II, Limited

By:	/s/ Bradley Kane
Name:	Bradley Kane
Title:	PM

NAME OF INSTITUTION:

Orinda Serves I Ltd.

By:	/s/ Bradley Kane
Name:	Bradley Kane
Title:	PM

CUNA Mutual Insurance Society
By:	Shenkman Capital Management, Inc.
As Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

CUNA Mutual Life Insurance Company
By:	Shenkman Capital Management, Inc.,
As Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Eastbrook CLO, Ltd.
By:	Shenkman Capital Management, Inc.,
As Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Westbrook CLO, Ltd.
By: Shenkman Capital Management, Inc.,
As Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

GMAM Group Pension Trust I
By: State Street Bank and Trust Company
As Trustee for GMAM Group Pension Trust I

By:	/s/ Jason R. Butler
Name:	Jason R. Butler
Title:	Vice President
State Street Bank & Trust Co.

NAME OF INSTITUTION:

Stanfield Daytona CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

NAME OF INSTITUTION:

Grand Central Asset Trust, ULT Series

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

NAME OF INSTITUTION:

Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

NAME OF INSTITUTION:

Stanfield McLaren CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,
AMONG PAETEC HOLDING CORP., VARIOUS LENDERS
PARTY  TO THE CREDIT AGREEMENT AND DEUTSCHE
BANK TRUST COMPANY AMERICAS, AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners, LLC as its Asset Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

NAME OF INSTITUTION:

Stone Tower CLO III Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Stone Tower CLO V Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Stone Tower CLO VI Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Granite Ventures IV Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Stone Tower Credit Funding Ltd.
Stone Tower Fund Management LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Cornerstone CLO Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Rampart CLO 2007-2 Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Rampart CLO 2007 Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS

PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Granite Ventures II Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:

Granite Ventures III Ltd.
Stone Tower Debt Advisors LLC,
As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

NAME OF INSTITUTION:
Stone Tower CLO IV Ltd.
Stone Tower Debt Advisors LLC, As Its Collateral Manager

By:	/s/ MICHAEL W. DELPERCIO
Name:	MICHAEL W. DELPERCIO
Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
Telos CLO 2006-1, Ltd

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Principal

NAME OF INSTITUTION:

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

NAME OF INSTITUTION:

Trimaran CLO V Ltd
By Trimaran Advisors, L.L.C

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Trimaran CLO VII Ltd
By Trimaran Advisors, L.L.C

By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

TRS CALLISTO LLC
By: Deutsche Bank AG New York Branch, its Sole Member
By: DB Services New Jersey Inc.

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

TRS SVCO LLC:
By: Deutsche Bank AG New York Branch, its sole Member
By: DB Services New Jersey, Inc.

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Illegible
Name:
Title:

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Illegible
Name:
Title:

NAME OF INSTITUTION:

Watershed Capital Partners, L.P.
By: WS Partners, LLC., its General Partner

By:	/s/ Kevin Katari
Name:	Kevin Katari
Title:	Managing Member

SIGNATURE PAGE TO THE FIRST AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007,

AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS

ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Watershed Capital Institutional Partners, L.P.
By: WS Partners, L.L.C., its General Partner

By:	/s/ Kevin Katari
Name:	Kevin Katari
Title:	Managing Member

WB Loan Funding 2, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

NAME OF INSTITUTION:

Alaska CBNA Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bismarck CBNA Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

NAME OF INSTITUTION:

Silverado CLO 2006-II Limited
By:	Wells Capital Management as Portfolio Manager

By:	/s/ Zachary Tyler
Name:	Zachary Tyler
Title:	Authorized Signatory

NAME OF INSTITUTION:
WhiteHorse II, Ltd
By WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	PM

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 27, 2007, AMONG PAETEC HOLDING CORP., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE

BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:
WhiteHorse IV, Ltd
By WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	PM

NAME OF INSTITUTION:

Grand Central Asset Trust, ZEN Series

By	/s/ Molly Walter
Name:	Molly Walter
Title:	Attorney-in-Fact

NAME OF INSTITUTION:

Grand Central Asset Trust, CIT Series

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

NAME OF INSTITUTION:

Clinton Group, Inc. as Investment Manager for and on behalf of
Shinnecock CLO 2006-1 Ltd.

By:	/s/ Wendy Ruberti
Name:	Wendy Ruberti
Title:	General Counsel

NAME OF INSTITUTION:

SOUND BEACH CLO 1, LTD:

By:	/s/ Jonathan Berg
Name:	Jonathan Berg
Title:	Senior Credit Analyst

NAME OF INSTITUTION:

Goldman Sachs Credit Partners L.P.

By:	/s/ Salvatore T. Lentini
Name:	Salvatore T. Lentini
Title:	Managing Director